                           CONSENT AND AMENDMENT NO. 4

     THIS CONSENT AND AMENDMENT NO. 4, dated as of September [ ], 2006 ("Consent and Amendment No. 4") among PolyMedica Corporation, a Massachusetts corporation (the "Borrower"), the lenders from time to time parties thereto (collectively, the "Lenders"), and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent") to the Credit Agreement, dated as of April 12, 2005, as supplemented, amended and modified by the Credit Agreement Supplement and Amendment, dated as of May 24, 2005, Amendment and Limited Waiver No. 2, dated as of November 18, 2005, Consent, dated as of February 8, 2006 and Credit Agreement Supplement and Amendment No. 3, dated as of March 30, 2006 (the "Credit Agreement") among the Borrower, the Lenders, the Administrative Agent, Swing Line Lender and L/C Issuer and certain other agents parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Consent and Amendment No. 4, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

                              W I T N E S S E T H:

     WHEREAS, the Borrower has requested certain amendments to its existing financial covenants and other covenants under the Credit Agreement;

     WHEREAS, the Borrower has requested the Required Lenders consent to the terms of an issuance of certain convertible subordinated notes of the Borrower, the terms of which are set forth on Annex A hereto (the "Convertible Subordinated Notes"); and

     WHEREAS, the parties hereto have agreed, subject to the terms and conditions hereof, to supplement, amend and modify the Credit Agreement as provided herein and to consent to the terms of the Convertible Subordinated Notes;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                   AMENDMENTS

     Effective as of the Consent and Amendment Effective Date (defined below), the Credit Agreement is hereby amended as follows:

     1.01 AMENDMENTS TO SECTION 1.01. (a) Section 1.01 is hereby amended by adding the following definitions in the appropriate alphabetical order:

          ""Consolidated Senior Indebtedness" means, for the Borrower and its Subsidiaries determined on a consolidated basis, as of any date of determination, without duplication, total Indebtedness as of such date minus the aggregate principal amount of any Permitted Subordinated Indebtedness outstanding on such date (including any obligations arising from a permitted refinancing thereof)."

          ""Consolidated Senior Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Senior Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four consecutive fiscal quarters most recently ended."

          ""Convertible Subordinated Notes" means the Convertible Subordinated Notes due September 2011 in an original aggregate principal amount not to exceed $180 million."

          ""Fourth Consent and Amendment Effective Date" means September [ ], 2006."

     (b) Section 1.01 is hereby amended by deleting the following definitions in their entirety and replacing them with the following:

          ""Applicable Rate" means, from time to time, the following percentages per annum, based upon the Consolidated Senior Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):




                                      APPLICABLE RATE


                  REVOLVING LOANS, SWING LINE LOANS AND LETTERS OF CREDIT
--------------------------------------------------------------------------------------------

                   Consolidated                              Base Rate
                     Senior             Eurodollar           Loans and
    Pricing         Leverage          Rate Loans and        Swing Line        Commitment
     Level            Ratio          Letters of Credit         Loans             Fees
--------------------------------------------------------------------------------------------

       I         > 2.50 to 1.00           1.75%               0.50%             0.25%

--------------------------------------------------------------------------------------------

      II         >2.00 to 1.00            1.50%               0.25%             0.20%
                 but
                 < 2.50 to 1.00
                 -

--------------------------------------------------------------------------------------------

      III        >1.50 to 1.00            1.25%                 0               0.20%
                 but
                 < 2.00 to 1.00
                 -

--------------------------------------------------------------------------------------------

      IV         >1.00 to 1.00            1.00%                 0               0.15%
                 but
                 < 1.50 to 1.00
                 -

--------------------------------------------------------------------------------------------

       V         <1.00 to 1.00            0.75%                 0               0.15%
                 -

============================================================================================

          Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Senior Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section 6.02(b), then, at the option of the Required Lenders, Pricing Level I will be applicable until the first Business Day immediately following the date an appropriate Compliance Certificate is delivered, whereupon the Applicable Rate shall be adjusted based on the information contained in the Compliance Certificate. The Applicable Rate in effect during the period from the Fourth Consent and Amendment

     Effective Date until the next quarterly Compliance Certificate is delivered shall be determined based upon Pricing Level II."

     (c) Section 1.01 is hereby amended by changing the defined term "Consolidated Leverage Ratio" to "Consolidated Total Leverage Ratio", and realphabetizing such term in proper order. The reference to the defined term "Consolidated Leverage Ratio" in Section 4.01(a)(ix) is hereby changed to "Consolidated Total Leverage Ratio".

     1.02 AMENDMENTS TO CERTAIN COVENANTS IN ARTICLE VII. (a) Section 7.03 is hereby amended by deleting subsection (g) thereof in its entirety and replacing it with the following:

               "(g) so long as no Default has occurred and is continuing or would result therefrom, Permitted Subordinated Indebtedness in an aggregate amount not to exceed $200 million at any one time outstanding; and"

     (b) Section 7.06 is hereby amended by deleting "and" after subsection (d), adding "; and" after subsection (e) and deleting "." at the end of subsection
(e), and by adding immediately following subsection (e) thereof, a new subsection (f) as follows:

               "(f) the Borrower may permit the conversion of the Convertible Subordinated Notes in accordance with the terms of the Convertible Subordinated Notes, and in connection therewith the Borrower may purchase options sufficient to satisfy any such conversions and exercise options to purchase or sell its common Equity Interests upon any such conversions."

     1.03 AMENDMENTS TO FINANCIAL COVENANTS IN ARTICLE VII. (a) Section 7.15 of the Credit Agreement is hereby amended by deleting subsection (b) thereof in its entirety and replacing such subsection with the following:

               "(b) Consolidated Coverage Ratio. Permit the Consolidated Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 2.75 to 1.00."

     (c) Section 7.15 of the Credit Agreement is hereby amended by deleting subsection (c) thereof in its entirety and replacing such subsection with the following:

               "(c) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as of the end of any fiscal quarter (calculated for each four consecutive fiscal quarter period) of the Borrower to be greater than the ratio set forth opposite such period:



       Four Fiscal                          Maximum Consolidated Total
     Quarters Ending                              Leverage Ratio
     ---------------                              --------------
Closing Date through
December 31, 2006                                  4.25 to 1.00

March 31, 2007 and each                            4.00 to 1.00"
fiscal quarter thereafter


     1.04 NEW CONSOLIDATED SENIOR LEVERAGE RATIO FINANCIAL COVENANT IN ARTICLE
VII. Section 7.15 of the Credit Agreement is hereby amended by adding immediately following subsection (c) thereof a new subsection (d) as follows:

               "(d) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the end of any fiscal quarter (calculated for each four consecutive fiscal quarter period) of the Borrower to be greater than the ratio set forth opposite such period:



         Four Fiscal                      Maximum Consolidated
       Quarters Ending                    Senior Leverage Ratio
       ---------------                    ---------------------
Closing Date through                          2.75 to 1.00
December 31, 2006

March 31, 2007 and each                       2.50 to 1.00"
fiscal quarter thereafter



     1.05 AMENDMENT TO ARTICLE SECTION 10.6. Section 10.06(b)(iv) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

               "(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire."

     1.06 DELETION OF SCHEDULE 10.6. Schedule 10.6 to the Credit Agreement is hereby deleted in its entirety.

     1.07 REPLACEMENT OF EXHIBIT D. Exhibit D to the Credit Agreement is hereby replaced in its entirety by Exhibit D attached hereto as Annex B.

                                   ARTICLE II
                             CONSENTS AND AGREEMENTS

     2.01 CONSENT TO PERMITTED SUBORDINATED INDEBTEDNESS. Effective as of the Consent and Amendment Effective Date, the undersigned hereby consent to the terms of the Convertible Subordinated Notes and agree that the Convertible Subordinated Notes constitute Permitted Subordinated Indebtedness. This consent shall not, by implication or otherwise, constitute an amendment to the terms of the definition of "Permitted Subordinated Indebtedness" nor shall it constitute a consent not to comply with any other provision in the Credit Agreement related to Permitted Subordinated Indebtedness or otherwise.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     3.01 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

     (a) The representations and warranties of the Borrower contained in Article V of the Amended Agreement, and in each other Loan Document or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the date hereof and on and as of the Consent and Amendment Effective Date with the same effect as if made on and as of the date hereof or the Consent and Amendment Effective Date, as the case may be, (i) except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date,
(ii) except the representations and warranties contained in subsections (a) and
(b) of Section 5.05 of the Amended Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Agreement, and (iii) together with any additional items that will be disclosed on any updated Schedules required to be supplemented pursuant to Section 6.02(b) on the next scheduled delivery date, as to which the Borrower has notified the Administrative Agent in writing.

     (b) After giving effect to this Consent and Amendment No. 4, no Default or Event of Default has occurred or is continuing under the Amended Agreement.

     (c) The execution, delivery and performance by the Borrower of this Consent and Amendment No. 4 have been duly authorized by all necessary corporate or other organizational action of the Borrower.

     (d) No approval, consent, exemption or other action by, or notice to, or filing with any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Borrower or any other Loan Party of this Consent and Amendment No. 4 or any document related hereto other than the approvals, consents, exemptions, actions, notices or filings which have been duly obtained, taken, given or made and are in full force and effect.

     (e) This Consent and Amendment No. 4 constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as such enforceability may be limited by Debtor Relief Laws and by principles of equity.

     (f) The execution, delivery, performance and compliance with the terms and provisions, by the Borrower, of this Consent and Amendment No. 4, and the consummation of the transactions contemplated hereby with respect to each Loan Party, do not and will not: (i) contravene the terms of any of such Person's Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law, including, without limitation, Medicare Regulations.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     4.01 CONDITIONS TO EFFECTIVENESS. This Consent and Amendment No. 4 shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Fourth Consent and Amendment Effective Date"):

     (a) the Administrative Agent shall have received duly executed counterparts of this Consent and Amendment No. 4 which, when taken together, bear the authorized signatures of the Borrower, all of the Lenders and the Administrative Agent;

     (b) the representations and warranties set forth in Section 3.01 hereof are true and correct in all material respects on and as of the Fourth Consent and Amendment Effective Date;

     (c) the Administrative Agent shall have received a Responsible Officer's Certificate executed by a Responsible Officer of the Borrower in the form of Annex C hereto;

     (d) all corporate and other proceedings taken or to be taken in connection with this Consent and Amendment No. 4 and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Lenders and their respective counsel; and

     (e) the Administrative Agent shall have received payment of all fees and expenses referred to in Section 5.05.

                                   ARTICLE V
                                  MISCELLANEOUS

     5.01 LENDER CONSENT. For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Consent and Amendment No. 4 shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Fourth Consent and Amendment Effective Date specifying its objection thereto.

     5.02 APPLICABLE LAW. THIS CONSENT AND AMENDMENT NO. 4 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5.03 COUNTERPARTS. This Consent and Amendment No. 4 may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Consent and Amendment No. 4 shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Consent and Amendment No. 4.

     5.04 CREDIT AGREEMENT. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the consent and amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such consent or amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

     5.05 COSTS AND EXPENSES. (a) The Administrative Agent shall have received payment for the account of each Lender which has executed a counterpart of this Consent and Amendment No. 4 on or prior to the Fourth Consent and Amendment Effective Date, a fee equal to 0.10% of the Commitment of such Lender.

     (b) On the Fourth Consent and Amendment Effective Date, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Consent and Amendment No. 4 and the instruments and documents to be delivered hereunder and the reasonable fees, charges and expenses of counsel for the Administrative Agent outstanding on the Fourth Consent and Amendment Effective Date.

     5.06 SECTION CAPTIONS. Section captions used in this Consent and Amendment No. 4 are for convenience of reference only and shall not affect this construction of this Consent and Amendment No. 4.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment No. 4 to be duly executed by their duly authorized officers, all as of the date first above written.


                                      POLYMEDICA CORPORATION




                                      By:
                                         ---------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

                                      BANK OF AMERICA, N.A., as
                                      Administrative Agent


                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------






                                      BANK OF AMERICA, N.A., as Lender


                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                      as a Lender


                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------








                                      CITIZENS BANK OF MASSACHUSETTS, as a
                                      Lender




                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------







                                      KEYBANK NATIONAL ASSOCIATION, as a
                                      Lender



                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------






                                      CIBC INC., as a Lender



                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                      SUNTRUST BANK, as a Lender



                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------





                                      DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS, as a Lender



                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------






                                      UBS LOAN FINANCE LLC, as a Lender



                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------





                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                      BANKNORTH (TD BANKNORTH), as a Lender


                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------








                                      FIFTH THIRD BANK, as a Lender



                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------









                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      as a Lender



                                      By:
                                         ---------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                                                      ANNEX A TO
                                                     CONSENT AND AMENDMENT NO. 4

                SUMMARY TERMS FOR CONVERTIBLE SUBORDINATED NOTES


Issuer........................................    PolyMedica Corporation

Proceeds / par amount.........................    $150.0 million

Greenshoe.....................................    $30.0 million (20% of base deal size)

Maturity......................................    5 years (September 15, 2011)

Ranking.......................................    Subordinated

Interest......................................    Anticipated to be between 1.0 and 1.5% per year, payable
                                                  semiannually in arrears

Conversion premium............................    Anticipated to be between 10 and 14%

Conversion settlement.........................    Net share settlement.  Upon conversion, a holder will receive

                                                  - Cash equal to the lesser of the conversion value and the par amount; and

                                                  - To the extent the conversion value exceeds the par
                                                    amount, shares of PLMD stock with value equal to such excess

Optional redemption...........................    Non-call life

Investor puts.................................    None, except upon a fundamental change

Use of proceeds...............................    The net proceeds of the offering is expected to be $145 million
                                                  (assuming no exercise of the greenshoe).  PolyMedica intends to use:

                                                  - $[93] million for the repayment of the credit facility;

                                                  - $[29] million for the purchase of 700,000 shares
                                                     concurrently with the offering; and

                                                  - $[23] million for the purchase of a hedging transaction
                                                     to limit the dilution under the notes

                                                                      ANNEX B TO
                                                     CONSENT AND AMENDMENT NO. 4

                                                   EXHIBIT D TO CREDIT AGREEMENT



                         FORM OF COMPLIANCE CERTIFICATE

                                      Financial Statement Date:              ,
                                                               --------------

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement, dated as of April 12, 2005 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among PolyMedica Corporation, a Massachusetts corporation (the "Borrower"), the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and certain other agents party thereto.

     The undersigned Responsible Officer hereby certifies, in [his/her] capacity as such and not individually, as of the date hereof that he/she is the of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

      [Use following paragraph 1 for fiscal YEAR-END financial statements]

     1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

     [Use following paragraph 1 for fiscal QUARTER-END financial statements]

     1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review of the activities of the Borrower during the accounting period covered by the attached financial statements.

     3. A review of the activities of the Borrower and each Loan Party during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower and each Loan Party performed and observed all their respective Obligations under the Loan Documents, and

                                  [SELECT ONE:]

     [TO THE KNOWLEDGE OF THE UNDERSIGNED DURING SUCH FISCAL PERIOD, EACH OF THE BORROWER AND THE OTHER LOAN PARTIES PERFORMED AND OBSERVED EACH COVENANT AND CONDITION OF THE LOAN DOCUMENTS APPLICABLE TO IT, AND NO DEFAULT HAS OCCURRED AND IS CONTINUING.]

                                     --OR--

     [THE FOLLOWING COVENANTS OR CONDITIONS HAVE NOT BEEN PERFORMED OR OBSERVED AND THE FOLLOWING IS A LIST OF EACH SUCH DEFAULT AND ITS NATURE AND STATUS:]

     4. The representations and warranties of the Borrower contained in Article V of the Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

     5. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate in all material respects on and as of the date of this Certificate.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ___________________, _________.


                                      POLYMEDICA CORPORATION

                                      By:
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

                For the Quarter/Year ended ___________________("Statement Date")


                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

                           [see Attached Spreadsheet]

                             POLYMEDICA CORPORATION
                             Compliance Certificate
                  Per the Credit Agreement dated April 12, 2005
                          (as amended and supplemented)


CONSOLIDATED NET WORTH

A. Beginning Net Worth (from line E of the previous quarter)
                                                                                                         ---------
B.   PLUS:                           75% of Net Income each Quarter             +
                                                                                 -----------------------
                                     100% increases in Shareholders' Equity     +                      0
                                                                                 -----------------------
C.   LESS:                           Dividends and Stock Repurchase             -
                                                                                 -----------------------
D.   Sub-total (lines B less line C)                                                                            $0
                                                                                                         ---------
E. Ending Consolidated Net Worth for Covenant Compliance (line A less line D)                                   $0
                                                                                                         =========
F. Actual Consolidated Net Worth (shareholder's equity from the balance sheet)
                                                                                                         ---------


CONSOLIDATED COVERAGE RATIO

A.   Consolidated Net Income
                                                                                                         ---------
B.   PLUS:                           Consolidated Interest Charges              +
                                                                                 -----------------------
                                     Taxes                                      +
                                                                                 -----------------------
                                     Depreciation                               +
                                                                                 -----------------------
                                     Amortization (excluding direct-advertising)+
                                                                                 -----------------------
                                     Settlement Charges (< $30 million)         +
                                                         -                       -----------------------
                                     Non-cash Stock-based Compensation Charge   +
                                                                                 -----------------------
                                     Other One-time Non-cash Charges            +
                                                                                 -----------------------
                                     One-time Cash Charges                      +
                                                                                 -----------------------
C.   LESS:                           Tax Credits                                -
                                                                                 -----------------------
                                     Extraordinary Gains                        -
                                                                                 -----------------------
                                     Non-cash Items Increasing Net Income       -
                                                                                 -----------------------
D.   Sub-total (lines B less lines C)                                                                           $0
                                                                                                         ---------
E.   Consolidated EBITDA (line A plus line D) (used for leverage calculation)                                   $0
                                                                                                         ---------
F.   PLUS:                           Direct-advertising Amortization            +
                                                                                 -----------------------
G.   LESS:                           Direct-advertising Expense                 -
                                                                                 -----------------------
H. Adjusted Consolidated EBITDA (line E plus line F less line G)                                                $0
                                                                                                         =========

I.                                   Consolidated Interest Charges              +                      0
                                                                                 -----------------------
J.   PLUS:                           Consolidated Cash Dividends                +
                                                                                 -----------------------
K. Total Coverage Charges (line I plus line J)                                                                  $0
                                                                                                         =========

                                                                                RATIO (LINE H/LINE K)
                                                                                                         ---------
                                                                                  Covenant:                >
                                                                                                           _ _.__


CONSOLIDATED TOTAL LEVERAGE RATIO

A. Consolidated Funded Indebtedness
                                                                                                        ==========

B. Consolidated EBITDA (line E above)                                                                           $0
                                                                                                        ==========

                                                                                RATIO (LINE A/LINE B)
                                                                                                        ----------
                                                                                  Covenant                < _.__

CONSOLIDATED SENIOR LEVERAGE RATIO

A. Consolidated Senior Indebtedness
                                                                                                        ==========

B. Consolidated EBITDA (line E above)                                                                           $0
                                                                                                        ==========

                                                                                RATIO (LINE A/LINE B)
                                                                                                        ----------
                                                                                  Covenant                < _.__


                                                                      ANNEX C TO
                                                     CONSENT AND AMENDMENT NO. 4


                        RESPONSIBLE OFFICER'S CERTIFICATE

                             POLYMEDICA CORPORATION

     The undersigned duly appointed and acting Responsible Officer of PolyMedica Corporation, a Massachusetts corporation (the "Borrower"), in connection with Consent and Amendment No. 4, dated as of September 8, 2006 ("Consent and Amendment No. 4"), amending, supplementing and modifying certain provisions of the Credit Agreement dated as of April 12, 2005 (as so amended and supplemented on May 24, 2005, November 18, 2005, the subject of a Consent dated as of February 8, 2006 and amended and supplemented on March 30, 2006 (the "Credit Agreement") and further amended by Consent and Amendment No. 4, the "Amended Agreement"; capitalized terms used herein without definition, having the meanings provided in the Amended Agreement and the Credit Agreement), among the Borrower, the lenders from time to time parties thereto (collectively, the "Lenders"), and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, Swing Line Lender and L/C Issuer and certain other agents parties thereto, DO HEREBY CERTIFY on behalf of the Borrower in such capacity and not individually, as follows:

          (i) the representations and warranties of the Borrower made in this Certificate and in the Loan Documents immediately after giving effect to the amendments and supplements contemplated by the Amended Agreement on the date hereof, are true and correct in all material respects on and as of the date hereof (i) except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (ii) except the representations and warranties contained in subsections (a) and (b) of
     Section 5.05 of the Amended Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Agreement, and (iii) together with any additional items that will be disclosed on any updated Schedules required to be supplemented pursuant to Section 6.02(b) on the next scheduled delivery date, as to which the Borrower has notified the Administrative Agent in writing.

          (ii) after giving effect to Consent and Amendment No. 4, no event has occurred and is continuing that constitutes a Default.

                  [Remainder of this page intentionally blank]

     IN WITNESS WHEREOF, the undersigned has executed this Responsible Officer's Certificate this __ day of September, 2006.

                                      POLYMEDICA CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------